                                                                    EXHIBIT 23

                            ARTHUR ANDERSEN LLP


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report, dated November 2, 1994, included in this Form 10-K, into Peoples Energy Corporation's previously filed Registration Statement File Nos. 2-82760, 2-88307, 33-6369 and 33-6370.



                                                   ARTHUR ANDERSEN LLP


Chicago, Illinois,

December 22, 1994